Exhibit 99.1

Dear [Advisor],

Given the recent headlines around software and AI investing, we wanted to provide a timely update on Oaktree Strategic Credit Fund (“OSC” or the “Fund”) sector exposure and underwriting criteria.

We believe our software portfolio is well positioned today against the rising threat of AI, and we have limited exposure to annual recurring revenue (ARR) loans and payment-in-kind (PIK) features. ARR and PIK loans are more sensitive to changes in enterprise growth expectations and cash flow durability, especially in periods of technological disruption.

As of December 31, 2025:

•	Software represented approximately 18% of investments at fair value across 32 issuers in the Fund

•	92% of our software positions are first lien term loans

•	1 ARR loan, representing <1% of fair value

•	PIK as a percentage of our total software investment income was only 0.3%

•	Largest software position represented 1.2% of fair value and the average software position represented 0.6% of fair value

Software Performance in OSC[1]	Software End Market Exposure[2]

Note: The above chart represents a breakdown of the Fund’s ~18% of software investments at fair value.

Our foundational approach to software investing has not changed in light of AI, and we continue to be selective in the sector. At its core, our framework focuses on software providers that are deeply embedded in customers’ daily workflows and business processes, require meaningful buy-in from multiple stakeholders and have high costs associated with switching providers.

AI has raised the quality bar for software investments, and we have added incremental criteria to our underwriting for both new investments and existing portfolio companies in turn. Today, we prioritize software businesses with multiple control points, data gravity, business context, high mission criticality and a coherent and credible AI roadmap.

We continue to believe our disciplined underwriting, deal selectivity and active portfolio management will remain critical drivers of long-term performance.

Thank you for your continued support,

[XX]

==//==

Disclosures

FOR FINANCIAL PROFESSIONAL USE ONLY.

ENDNOTES

1.

Last Twelve Months (LTM) refers to the most recent 12-month period. The statistics shown reflect historical portfolio composition and activity, including loan repayments and ARR conversions, and are provided for informational purposes only. These figures do not represent investment performance or total returns and are not indicative of future results.

2.

Totals may not sum due to rounding. Figures based on fair market value of underlying investments. Based on GICS Level 4 sub-industry. Other includes Oil & Gas Equipment & Services, Education Services, and Other Diversified Financial Services.

IMPORTANT DISCLOSURES

All investing involves risk. The value of an investment will fluctuate over time, and an investor may gain or lose money, or the entire investment. Past performance is no guarantee of future results.

An investment in common shares (the “shares”) of beneficial interest in Oaktree Strategic Credit Fund involves a high degree of risk. You should only purchase shares of Oaktree Strategic Credit Fund if you can afford to lose your complete investment. Prior to making an investment, you should read the prospectus, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that Oaktree Strategic Credit Fund believes are material to its business, operating results, prospects and financial condition.

There is no guarantee that the Fund will be able to generate attractive current income, preserve capital, or achieve strong returns. The Fund’s defensive positioning and capital preservation strategies may not be successful in all market conditions, particularly during periods of market stress. The Fund’s ability to rotate between investment types and enhance returns through leverage involves additional risks and may not achieve intended results. Investors may experience losses, including loss of principal. Past performance is not indicative of future results.

Read the prospectus or summary prospectus carefully before investing.

Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For a prospectus with this and other information about the Fund, please call (855) 777-8001 or visit our website at www.osc.brookfield.com.

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